UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin

1-10686

39-1672779

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

5301 North Ironwood Road

Milwaukee, Wisconsin

53217

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On June 1, 2006, Manpower Inc. priced its offering of €200 million senior notes.  The notes, which will be due June 14, 2013, carry a 4.75% annual coupon, and were priced at 99.349 to yield 4.862%. The offering is expected to settle on June 14, 2006.  A copy of the press release announcing the offering is attached hereto as Exhibit 99.1.

Item 9.01.   Exhibits.

Exhibit No.

Description

99.1

Press Release dated June 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.

Dated:

June 1, 2006

By:

/s/ Michael J. Van Handel

Michael J. Van Handel

Executive Vice President, Chief Financial

Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated June 1, 2006